SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55740	82-1873116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

400 1ST AVE N., STE. 100

MINNEAPOLIS MN 55401

(612) 688-1407

 (Address, including zip code, and new telephone number, including area code,

of registrant's principal executive offices)

c/o INC. PLAN (USA)

TROLLEY SQUARE, SUITE 20C

WILMINGTON, DE 19806

Tel. 800-462-4633

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

Form 8-K

Current Report

ITEM 8.01 OTHER EVENTS.

Change of Ticker Symbol and CUSIP Number

In connection with the Company’s corporate name change to Electronic Servitor Publication Network Inc. (as initially reported on the Company’s Current Report on Form 8-K filed on October 14, 2021), the Company changed the ticker symbol for its common stock on the OTCQB Venture Market. Effective January 26, 2022, the Company’s common stock commenced trading under the ticker symbol “XESP.” The Company’s common stock previously traded under the ticker symbol “CNSC.” The symbol change also resulted in a change to the CUSIP number for the Company's common stock. The new CUSIP number is 28584P109. Outstanding stock certificates for shares of the Company's common stock continue to be valid and need not be exchanged to reflect the name and symbol change although the Company recommends that stockholders wishing to retain current evidence of ownership exchange such certificates to reflect the new corporate name and CUSIP number.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.
Date: January 27, 2022	By:	/s/ Anthony Sanneh

Anthony Sanneh, Chief Executive Officer